Offerings - Offering: 1	May 13, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 834,700,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 115,272.07
Offering Note	The Transaction Value is Calculated as the aggregate maximum purchase price for Interests. The Amount of the Filing Fee is calculated in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Section 6(b) Filing Fee Rate Advisory for Fiscal Year 2026, which equals $138.10 per million dollars of the value of the transaction.